As Filed with the Securities and Exchange Commission on March 4, 1994
                                                 Registration No.
- -------------------------------------------------------------------------

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                                FORM S-8
                      REGISTRATION STATEMENT UNDER
                       THE SECURITIES ACT OF 1933


                      COOPER TIRE & RUBBER COMPANY
           (Exact name of issuer as specified in its charter)


               Delaware                                   34-4297750
    (State or other jurisdiction of                  (I.R.S. employer
    incorporation or organization)                   identification no.)


             Lima and Western Avenues, Findlay, Ohio  45840
                (Address of principal executive offices)
                               (Zip code)


                      COOPER TIRE & RUBBER COMPANY
             PRE-TAX SAVINGS PLAN (BOWLING GREEN - SEALING)
                        (Full title of the plan)


 J. ALEC REINHARDT, Executive Vice President and Chief Financial Officer
                      COOPER TIRE & RUBBER COMPANY
             Lima and Western Avenues, Findlay, Ohio  45840
                 (Name and address of agent for service)


                             (419) 423-1321
      (Telephone number, including area code, of agent for service)



                     CALCULATION OF REGISTRATION FEE

=========================================================================
                                  Proposed      Proposed
    Title of                      maximum       maximum
   securities    Amount to        offering      aggregate     Amount of
     to be           be           price per     offering     registration
   registered    registered         share         price          fee
- -------------------------------------------------------------------------
Common Stock,   10,000 shs.     $ 27.0625*    $270,625.00*    $100.00
$1 par value
=========================================================================
* The prices stated above are estimated solely for the purpose of determining the registration fee and are based on the average of the high and low market prices of the stock on February 28, 1994 as reported on the New York Stock Exchange Composite Transactions Tape.
  In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

Part II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
Item 3.   Incorporation of Documents by Reference.

   The following documents, which have been or will be filed by registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, are hereby incorporated in this registration statement by reference and shall be deemed to be a part hereof:

   (a) The registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1992.
   (b) All reports filed by the registrant pursuant to Section 13 or 15(d) of the Exchange Act since December 31, 1992.
   (c) The registrant's definitive Proxy Statement, dated March 23, 1993, relating to its 1993 Annual Meeting of Stockholders on May 4, 1993.
   (d) The registrant's Registration on Form 8-A, dated June 3, 1988, relating to the Stockholder Rights Plan adopted May 27, 1988.

   All documents subsequently filed by the registrant pursuant to Section 13 or 14 of the Exchange Act, prior to the termination of the offering made hereby, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

Item 4.  Description of Securities.

   Not applicable.

Item 5.  Interests of Named Experts and Counsel.

   The validity of the shares of Common Stock to be offered hereunder is being passed upon for the registrant by Mr. Richard D. Teeple, Vice President and General Counsel for the registrant, Lima and Western Avenues, Findlay, Ohio 45840. Mr. Teeple is an officer of the registrant, owns shares of the registrant's Common Stock, and holds options to purchase additional shares.

Item 6.  Indemnification of Directors and Officers.

   Section 145 of the General Corporation Law of Delaware authorizes indemnification of directors, officers and employees of Delaware corporations. Article VII of the registrant's bylaws (i) authorizes the indemnification of directors and officers (the "Indemnitees") under specified circumstances to the fullest extent authorized by the General Corporation Law of Delaware, (ii) provides for the advancement of expenses to the Indemnitees for defending any proceedings related to the specified circumstances, and (iii) authorizes the registrant to maintain certain policies of insurance to protect itself and any of its directors, officers or employees. The registrant currently maintains policies of insurance under which the directors and officers of registrant are insured, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities which might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers.

Item 7.  Exemption from Registration Claimed.

   Not applicable.

Item 8.  Exhibits.

   The Exhibit Index on page 7 of this filing is incorporated herein by reference.

   The registrant undertakes to submit the plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and will make all changes required by the IRS in order to qualify the plan.

Item 9.  Undertakings.

1.  The undersigned registrant hereby undertakes:

    A. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      i. To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;
     ii. To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement;
    iii. To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

        provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form
        S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

    B. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    C. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(continued)

3. The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus to each employee to whom the prospectus is sent or given a copy of the registrant's annual report to stockholders for its last fiscal year, unless such employee otherwise has received a copy of such report, in which case the registrant shall state in the prospectus that it will promptly furnish, without charge, a copy of such report on written request of the employee. If the last fiscal year of the registrant has ended within 120 days prior to the use of the prospectus, the annual report of the registrant for the preceding fiscal year may be so delivered, but within such 120 day period the annual report for the last fiscal year will be furnished to each such employee.

4. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 6, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceedings) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                               SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Findlay and State of Ohio on March 4, 1994.

                                         COOPER TIRE & RUBBER COMPANY



                                         /s/ Stan C. Kaiman
                                         --------------------------------
                                         STAN C. KAIMAN, Attorney-in-fact

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                Title                                  Date
- ---------                -----                                  ----

IVAN W. GORR*            Chairman of the Board, Chief      March 4, 1994
                         Executive Officer and Director
                         (Principal Executive Officer)

PATRICK W. ROONEY*       President, Chief Operating              "
                         Officer and Director
                         (Principal Operating Officer)

J. ALEC REINHARDT*       Executive Vice President,               "
                         Chief Financial Officer and
                         Director
                         (Principal Financial Officer)

JULIEN A. FAISANT*       Vice President and Corporate            "
                         Controller
                         (Principal Accounting Officer)

JOHN FAHL*               Vice President Purchasing               "

DELMONT A. DAVIS*        Director                                "

DENNIS J. GORMLEY*       Director                                "

JOSEPH M. MAGLIOCHETTI*  Director                                "

WILLIAM D. MAROHN*       Director                                "

ALLAN H. MELTZER*        Director                                "

LEON F. WINBIGLER*       Director                                "


*By/s/ Stan C. Kaiman
   --------------------------------
   STAN C. KAIMAN, Attorney-in-fact



(continued)

Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Findlay, and State of Ohio on March 4, 1994.

                                          COOPER TIRE & RUBBER COMPANY
                                          PRE-TAX SAVINGS PLAN
                                          (BOWLING GREEN - SEALING)



                                          J. A. FAISANT*



                                          W. C. HATTENDORF*



                                          J. A. REINHARDT*



                                          P. W. ROONEY*



                                          As members of the Pre-Tax
                                          Savings Plan Committee



*By/s/ Stan C. Kaiman
   --------------------------------
   STAN C. KAIMAN, Attorney-in-fact

                            INDEX TO EXHIBITS

                                Part II.



Exhibit                         Description                         Page
- -------  ---------------------------------------------------------  ----

(3)(i)   Certificate of Incorporation, as restated and filed
         with the Secretary of State of Delaware on May 17, 1993,
         is incorporated herein by reference from Exhibit 3(i)
         of the Company's Form 10-Q for the quarter ended
         June 30, 1993                                               n/a


(3)(ii)  Bylaws, as amended May 5, 1987, are incorporated herein by reference from Exhibit 19 of the Company's Form 10-Q
         for the quarter ended June 30, 1987                         n/a


(5)      Opinion of Richard D. Teeple, Esq. as to the legality of
         the shares registered hereunder                               8


(15)     Letter regarding unaudited interim financial information      9


(23)     Consent of Ernst & Young                                     10


(23)     Consent of Richard D. Teeple, Esq. (included in Exhibit 5)    8


(24)     Powers of Attorney                                        11-20


(99)     Certified resolution of the Company's Board of Directors
         adopted November 11, 1993                                 21-22

                                                            Part II
                                                            Exhibit (5)

March 4, 1994



Cooper Tire & Rubber Company
Lima and Western Avenues
Findlay, Ohio  45840

     Re:  Cooper Tire & Rubber Company
          Registration Statement on Form S-8
          Pre-Tax Savings Plan (Bowling Green - Sealing)

Gentlemen:

     Reference is made to the Registration Statement on Form S-8 (the "Registration Statement") which you are filing with the Securities and Exchange Commission with respect to 10,000 shares of Common Stock, $1 par value, and 10,000 Rights to Purchase Series A Preferred Stock of Cooper Tire & Rubber Company (the "Company") to be offered to employees of the Company who are eligible for participation in the Pre-Tax Savings Plan (Bowling Green - Sealing) ("Plan"). I examined such documents and questions of law as I deem necessary for this opinion.

     I am of the opinion that the 10,000 shares of Common Stock and 10,000 Rights to Purchase Series A Preferred Stock to be offered after the Registration Statement becomes effective, and which may be purchased by the Trustee for the accounts of employees participating in the Plan, will be validly issued and outstanding, fully paid and non-assessable.

     I hereby consent to the filing of this opinion as Exhibit (5) to the Registration Statement and to the reference made to me under the caption "Legal Opinions" in the Registration Statement.

                                       Respectfully submitted,

                                       COOPER TIRE & RUBBER COMPANY



                                       /s/ Richard D. Teeple
                                       ---------------------
                                       Richard D. Teeple,
                                       Vice President and General Counsel

                                                            Part II
                                                            Exhibit (15)



March 4, 1994



Securities and Exchange Commission
Washington, D.C.  20549

We are aware of the incorporation by reference in the registration statements (Form S-3 No. 33-44159, Form S-8 Nos. 2-58577, 2-77400,
33-5483, 33-35071, 33-47979, 33-47980, 33-47981 and 33-47982 and Form S-8
for the Cooper Tire & Rubber Company Pre-Tax Savings Plan [Bowling Green
- - Sealing]) of Cooper Tire & Rubber Company for the registration of its common stock of our reports dated April 13, 1993, July 13, 1993, and October 12, 1993 relating to the unaudited interim financial statements of Cooper Tire & Rubber Company which are included in its Form 10-Q for the quarters ended March 31, 1993, June 30, 1993 and September 30, 1993.

Pursuant to Rule 436(c) of the Securities Act of 1933 our reports are not a part of the registration statements prepared or certified by accountants within the meaning of Section 7 or 11 of the Securities Act of 1933.


                                       Very truly yours,



                                       /s/ Ernst & Young
                                       -----------------
                                       ERNST & YOUNG

                                                            Part II
                                                            Exhibit (23)



                     Consent of Independent Auditors


We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Bowling Green - Sealing) of our report dated February 15, 1993, with respect to the consolidated financial statements of Cooper Tire & Rubber Company incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1992 and the related financial statement schedules included therein, filed with the Securities and Exchange Commission.




                                           /s/ Ernst & Young
                                           -----------------
                                           ERNST & YOUNG



Toledo, Ohio
March 4, 1994

                                                          Part II
                                                          Exhibit (24)
                                                          S-8 CO-BGS PSP

                            POWER OF ATTORNEY
                            -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of Cooper Tire & Rubber Company, do hereby, for and on behalf of said Cooper Tire & Rubber Company in accordance with the certain resolution of the Board of Directors adopted November 11, 1993, constitute and appoint Ivan
W. Gorr, or Stan C. Kaiman, or J. Alec Reinhardt, or Patrick W. Rooney as its attorney with full power of substitution and resubstitution for and in its name, place and stead, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended, for the purpose of registering certain shares of common stock with a par value of $1.00 per share of Cooper Tire & Rubber Company and certain interests in the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Bowling Green - Sealing) and any and all amendments to said Registration Statement, whether such amendments are filed prior or subsequent to the effective date thereof, or any amendments to any exhibits thereto or to file any supplement to the Prospectus related thereto and any and all applications, instruments or documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney or any such substitute.

     Executed at Findlay, Ohio this 17th day of January, 1994.

ATTEST:                                 COOPER TIRE & RUBBER COMPANY


/s/ Stan C. Kaiman                      /s/ Patrick W. Rooney
- -------------------------               -----------------------------
Stan C. Kaiman                          Patrick W. Rooney
Secretary                               President


STATE OF OHIO    )
                 )    ss.
COUNTY OF HANCOCK)

     On this 17th day of January, 1994, before me a Notary Public, in and for the State and County aforesaid, personally appeared Patrick W. Rooney and Stan C. Kaiman, known to me to be the persons whose names are subscribed in the within instrument and acknowledged to me that they executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   /s/ Julie A. Grismore
                                   ----------------------------------
                                   Julie A. Grismore
                                   Notary Public, State of Ohio
                                   My commission expires January 15, 1996

(SEAL)

                                                         Part II
                                                         Exhibit (24)
                                                         S-8 COM-BGS PSP


                            POWER OF ATTORNEY
                            -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned members of the Plan Committee of the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Bowling Green - Sealing) do hereby constitute and appoint Ivan W. Gorr, or Stan C. Kaiman, or J. Alec Reinhardt, or Patrick W. Rooney as their attorney with full power of substitution and resubstitution for and in their name, place and stead, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended, for the purpose of registering certain shares of common stock with a par value of $1.00 per share of Cooper Tire & Rubber Company and certain interests in the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Bowling Green - Sealing) and any and all amendments to said Registration Statement, whether such amendments are filed prior or subsequent to the effective date thereof, or any amendments to any exhibits thereto or to file any supplement to the Prospectus related thereto and any and all applications, instruments or documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney or any such substitute.

     Executed at Findlay, Ohio this 19th day of January, 1994.


/s/ J. A. Faisant                       /s/ W. C. Hattendorf
- -------------------------               -----------------------------
J. A. Faisant                           W. C. Hattendorf


/s/ J. A. Reinhardt                     /s/ P. W. Rooney
- -------------------------               -----------------------------
J. A. Reinhardt                         P. W. Rooney


STATE OF OHIO    )
                 )    ss.
COUNTY OF HANCOCK)

     On this 19th day of January, 1994, before me a Notary Public, in and for the State and County aforesaid, personally appeared J. A. Faisant, W.
C. Hattendorf, J. A. Reinhardt, and P. W. Rooney, known to me to be the persons whose names are subscribed in the within instrument and acknowledged to me that they executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   /s/ Julie A. Grismore
                                   ----------------------------------
                                   Julie A. Grismore
                                   Notary Public, State of Ohio
                                   My commission expires January 15, 1996

(SEAL)

                                                       Part II
                                                       Exhibit (24)
                                                       S-8 IND-BGS PSP I


                            POWER OF ATTORNEY
                            -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the capacities indicated, do hereby constitute and appoint Ivan W. Gorr, or Stan C. Kaiman, or J. Alec Reinhardt, or Patrick W. Rooney as their attorney with full power of substitution and resubstitution for and in their name, place and stead, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended, for the purpose of registering certain shares of common stock with a par value of $1.00 per share of Cooper Tire & Rubber Company and certain interests in the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Bowling Green - Sealing) and any and all amendments to said Registration Statement, whether such amendments are filed prior or subsequent to the effective date thereof, or any amendments to any exhibits thereto or to file any supplement to the Prospectus related thereto and any and all applications, instruments or documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney or any such substitute.

     Executed at Findlay, Ohio this 19th day of January, 1994.


/s/ John Fahl                           /s/ Julien A. Faisant
- ----------------------------            -----------------------------
John Fahl, Director                     Julien A. Faisant, Vice
                                        President and Controller,
                                        Principal Accounting OFficer


/s/ Ivan W. Gorr                        /s/ Stan C. Kaiman
- ----------------------------            -----------------------------
Ivan W. Gorr, Chairman of the           Stan C. Kaiman, Secretary
Board, Principal Executive
Officer, and Director


/s/ J. Alec Reinhardt                   /s/ Patrick W. Rooney
- ----------------------------            -----------------------------
J. Alec Reinhardt, Executive            Patrick W. Rooney, President
Vice President, Principal               Principal Operating Officer, and
Financial Officer, and Director         Director












(continued)

STATE OF OHIO    )
                 )    ss.
COUNTY OF HANCOCK)

     On this 19th day of January, 1994, before me a Notary Public, in and for the State and County aforesaid, personally appeared J. A. Faisant, W.
C. Hattendorf, J. A. Reinhardt, and P. W. Rooney, known to me to be the persons whose names are subscribed in the within instrument and acknowledged to me that they executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   /s/ Julie A. Grismore
                                   ----------------------------------
                                   Julie A. Grismore
                                   Notary Public, State of Ohio
                                   My commission expires January 15, 1996

(SEAL)

                                                      Part II
                                                      Exhibit (24)
                                                      S-8 IND-BGS PSP II


                            POWER OF ATTORNEY
                            -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the capacity indicated, does hereby constitute and appoint Ivan W. Gorr, or Stan C. Kaiman, or J. Alec Reinhardt, or Patrick W. Rooney as his attorney with full power of substitution and resubstitution for and in his name, place and stead, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended, for the purpose of registering certain shares of common stock with a par value of $1.00 per share of Cooper Tire & Rubber Company and certain interests in the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Bowling Green - Sealing) and any and all amendments to said Registration Statement, whether such amendments are filed prior or subsequent to the effective date thereof, or any amendments to any exhibits thereto or to file any supplement to the Prospectus related thereto and any and all applications, instruments or documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney or any such substitute.

     Executed at Muncie, Indiana this 10th day of December, 1993.


/s/ Delmont A. Davis
- --------------------------
Delmont A. Davis, Director



STATE OF INDIANA  )
                  )    ss.
COUNTY OF DELAWARE)

     On this 10th day of December, 1993, before me a Notary Public, in and for the State and County aforesaid, personally appeared Delmont A. Davis, known to me to be the person whose name is subscribed in the within instrument and acknowledged to me that they executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  /s/ Mary L. Greer
                                  ----------------------------------
                                  Mary L. Greer, Notary Public
                                  Resident of Delaware County, Indiana
                                  My commission expires November 10, 1995

(SEAL)

                                                      Part II
                                                      Exhibit (24)
                                                      S-8 IND-BGS PSP II


                            POWER OF ATTORNEY
                            -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the capacity indicated, does hereby constitute and appoint Ivan W. Gorr, or Stan C. Kaiman, or J. Alec Reinhardt, or Patrick W. Rooney as his attorney with full power of substitution and resubstitution for and in his name, place and stead, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended, for the purpose of registering certain shares of common stock with a par value of $1.00 per share of Cooper Tire & Rubber Company and certain interests in the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Bowling Green - Sealing) and any and all amendments to said Registration Statement, whether such amendments are filed prior or subsequent to the effective date thereof, or any amendments to any exhibits thereto or to file any supplement to the Prospectus related thereto and any and all applications, instruments or documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney or any such substitute.

     Executed at Findlay, Ohio this 9th day of December, 1993.


/s/ Dennis J. Gormley
- --------------------------
Dennis J. Gormley, Director



STATE OF OHIO    )
                 )    ss.
COUNTY OF HANCOCK)

     On this 9th day of December, 1993, before me a Notary Public, in and for the State and County aforesaid, personally appeared Dennis J.
Gormley, known to me to be the person whose name is subscribed in the within instrument and acknowledged to me that they executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   /s/ Julie A. Grismore
                                   ----------------------------------
                                   Julie A. Grismore
                                   Notary Public, State of Ohio
                                   My commission expires January 15, 1996


(SEAL)

                                                      Part II
                                                      Exhibit (24)
                                                      S-8 IND-BGS PSP II


                            POWER OF ATTORNEY
                            -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the capacity indicated, does hereby constitute and appoint Ivan W. Gorr, or Stan C. Kaiman, or J. Alec Reinhardt, or Patrick W. Rooney as his attorney with full power of substitution and resubstitution for and in his name, place and stead, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended, for the purpose of registering certain shares of common stock with a par value of $1.00 per share of Cooper Tire & Rubber Company and certain interests in the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Bowling Green - Sealing) and any and all amendments to said Registration Statement, whether such amendments are filed prior or subsequent to the effective date thereof, or any amendments to any exhibits thereto or to file any supplement to the Prospectus related thereto and any and all applications, instruments or documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney or any such substitute.

     Executed at Findlay, Ohio this 5th day of January, 1994.


/s/ Joseph M. Magliochetti
- --------------------------
Joseph M. Magliochetti, Director



STATE OF OHIO    )
                 )    ss.
COUNTY OF HANCOCK)

     On this 5th day of January, 1994, before me a Notary Public, in and for the State and County aforesaid, personally appeared Joseph M.
Magliochetti, known to me to be the person whose name is subscribed in the within instrument and acknowledged to me that they executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   /s/ Julie A. Grismore
                                   ----------------------------------
                                   Julie A. Grismore
                                   Notary Public, State of Ohio
                                   My commission expires January 15, 1996


(SEAL)

                                                      Part II
                                                      Exhibit (24)
                                                      S-8 IND-BGS PSP II


                            POWER OF ATTORNEY
                            -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the capacity indicated, does hereby constitute and appoint Ivan W. Gorr, or Stan C. Kaiman, or J. Alec Reinhardt, or Patrick W. Rooney as his attorney with full power of substitution and resubstitution for and in his name, place and stead, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended, for the purpose of registering certain shares of common stock with a par value of $1.00 per share of Cooper Tire & Rubber Company and certain interests in the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Bowling Green - Sealing) and any and all amendments to said Registration Statement, whether such amendments are filed prior or subsequent to the effective date thereof, or any amendments to any exhibits thereto or to file any supplement to the Prospectus related thereto and any and all applications, instruments or documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney or any such substitute.

     Executed at Benton Harbor, Michigan this 13th day of December, 1993.


/s/ William D. Marohn
- --------------------------
William D. Marohn, Director



STATE OF MICHIGAN)
                 )    ss.
COUNTY OF BERRIEN)

     On this 13th day of December, 1993, before me a Notary Public, in and for the State and County aforesaid, personally appeared William D. Marohn, known to me to be the person whose name is subscribed in the within instrument and acknowledged to me that they executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   /s/ Bonnie C. Veverka
                                   ----------------------------------
                                   Bonnie C. Veverka, Notary Public
                                   Acting in Berrien County, Michigan USA
                                   My commission expires June 20, 1995


(SEAL)

                                                      Part II
                                                      Exhibit (24)
                                                      S-8 IND-BGS PSP II


                            POWER OF ATTORNEY
                            -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the capacity indicated, does hereby constitute and appoint Ivan W. Gorr, or Stan C. Kaiman, or J. Alec Reinhardt, or Patrick W. Rooney as his attorney with full power of substitution and resubstitution for and in his name, place and stead, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended, for the purpose of registering certain shares of common stock with a par value of $1.00 per share of Cooper Tire & Rubber Company and certain interests in the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Bowling Green - Sealing) and any and all amendments to said Registration Statement, whether such amendments are filed prior or subsequent to the effective date thereof, or any amendments to any exhibits thereto or to file any supplement to the Prospectus related thereto and any and all applications, instruments or documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney or any such substitute.

     Executed at Pittsburgh, Pennsylvania this 10th day of December,
1993.


/s/ Allan H. Meltzer
- --------------------------
Allan H. Meltzer, Director



STATE OF PENNSYLVANIA)
                     )    ss.
COUNTY OF ALLEGHENY  )

     On this 10th day of December, 1993, before me a Notary Public, in and for the State and County aforesaid, personally appeared Allan H. Meltzer, known to me to be the person whose name is subscribed in the within instrument and acknowledged to me that they executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  /s/ Richard C. Schaeffer
                                  -----------------------------------
                                  Richard C. Schaeffer, Notary Public
                                  Pittsburgh, Allegheny County
                                  My commission expires February 29, 1996


(SEAL)

                                                      Part II
                                                      Exhibit (24)
                                                      S-8 IND-BGS PSP II


                            POWER OF ATTORNEY
                            -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the capacity indicated, does hereby constitute and appoint Ivan W. Gorr, or Stan C. Kaiman, or J. Alec Reinhardt, or Patrick W. Rooney as his attorney with full power of substitution and resubstitution for and in his name, place and stead, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended, for the purpose of registering certain shares of common stock with a par value of $1.00 per share of Cooper Tire & Rubber Company and certain interests in the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Bowling Green - Sealing) and any and all amendments to said Registration Statement, whether such amendments are filed prior or subsequent to the effective date thereof, or any amendments to any exhibits thereto or to file any supplement to the Prospectus related thereto and any and all applications, instruments or documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney or any such substitute.

     Executed at Findlay, Ohio this 7th day of January, 1994.


/s/ Leon F. Winbigler
- --------------------------
Leon F. Winbigler, Director



STATE OF OHIO    )
                 )    ss.
COUNTY OF HANCOCK)

     On this 7th day of January, 1994, before me a Notary Public, in and for the State and County aforesaid, personally appeared Leon F.
Winbigler, known to me to be the person whose name is subscribed in the within instrument and acknowledged to me that they executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   /s/ Julie A. Grismore
                                   ----------------------------------
                                   Julie A. Grismore
                                   Notary Public, State of Ohio
                                   My commission expires January 15, 1996


(SEAL)

                                                            Part II
                                                            Exhibit (99)

                               Certificate
                               -----------

     I, Stan C. Kaiman, do hereby certify that I am the duly elected, qualified and acting Secretary of Cooper Tire & Rubber Company, and that the following is a true, accurate and correct copy of certain resolutions duly adopted by the Board of Directors of said Company at a meeting duly called and held on November 11, 1993, at which meeting a quorum of the Board was present and acting throughout:

      WHEREAS, negotiations have been held with Local Unions #1042 and #1152 and the International Union, United Rubber, Cork, Linoleum and Plastic Workers of America (herein referred to as the "International Union"), concerning plans to encourage and assist certain employees of the Bowling Green Plants to engage in a savings program with a view toward meeting financial emergencies and as a means of adding to their retirement income, and

      WHEREAS, documents each defining a Pre-Tax Savings Plan have been executed on behalf of the Company, the respective Local Union, and the International Union at the Bowling Green - Sealing Plant and at the Bowling Green - Hose Plant (herein referred to collectively as the "Plans"), which Plans have been drafted to comply with applicable laws and governmental regulations concerning plan qualification, and

      WHEREAS, a trust agreement is necessary for each of the Plans for execution between the Company and National City Bank, as trustee (the "Trust Agreements"), and

      WHEREAS, it will be necessary to file a registration statement with the Securities and Exchange Commission with respect to interests in each of the Plans and the Common Stock of the Company offered in connection with the Plans.

      NOW, THEREFORE, BE IT RESOLVED, that the execution of each of the Plans be, and hereby is, confirmed and ratified in all respects.

      FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed to execute in the name and on behalf of the Company the Trust Agreements, in the form submitted to this meeting, with such modifications as the officer or officers executing the same shall approve.

      FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed to prepare or cause to be prepared, execute and file, or cause to be filed with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Exchange Act of 1933, as amended, and that such officers be authorized to do or cause to be done all such further things as may, in their opinion, be necessary or advisable in order to effect the filing of such report under said Act.



      (continued)

      RESOLVED, that Ivan W. Gorr or Stan C. Kaiman or J. Alec Reinhardt or Patrick W. Rooney be, and each of them hereby is, appointed as the attorney of the Company with full power of substitution and resubstitution for and in the name, place and stead of the Company, to sign and file the Form S-8 relating to each of the Plans together with any and all amendments and exhibits thereto, together with amendments to any such exhibits, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

      FURTHER RESOLVED, that the Chairman of the Board, the President, the Executive Vice President, a Vice President, or the General Counsel together with the Secretary or Treasurer of the Company, be, and they hereby are, authorized and directed for and on its behalf to execute a Power of Attorney evidencing the foregoing appointment.

      FURTHER RESOLVED, that the appropriate officers of the Company be, and they hereby are, authorized and directed to execute and deliver, on behalf of the Company, such instruments, documents, agreements and papers, and to do, on behalf of the Company, such other acts and things as he or they may deem necessary or desirable to effect the purpose and intent of the foregoing resolutions.

     I further certify that the foregoing resolutions have not been rescinded, modified or changed by any action of the Board of Directors and that it is now in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and attached the Corporate Seal this 4th day of March, 1994.




                                       /s/ Stan C. Kaiman
                                       ------------------------------
                                       Stan C. Kaiman, Secretary

(SEAL)